Exhibit 10.114

                                 AMENDMENT NO. 6
             TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT


     This Amendment no. 6, dated October 29, 2003, is to the Trademark License and Technical Assistance Agreement dated the 1st day of November 1997, by and between Latitude Licensing Corp. ("Licensor") and I.C. Isaacs & Company L.P. ("Licensee") (the "Agreement"). Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

         WHEREAS, the parties wish to amend the Agreement to the extent set forth herein,

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.       Section 5 - Royalties

         Section 5.5 of the Agreement is hereby amended to replace the last sentence thereof with the following:

         "Anything elsewhere contained in this Section 5.5 to the contrary notwithstanding, the $250,000 payment due in the month of December 2002 shall be deferred to and paid in May 2004, and the $250,000 payment due in the month of January 2003 with respect to the Minimum Royalties to be paid in Calendar Year 2003 with respect to the Minimum Royalties to be paid in Calendar Year 2003 shall be deferred to and paid in June 2004."

     2.       Effective Date and Payment Dates

     This Amendment no. 6 shall be effective as of the date first written above.

Invoices sent by Licensor for public relations, collections and fashion shows shall be paid and settled within twenty days of their issuance.


     3.       No Defaults; Full Force and Effect

         The parties hereby confirm to one another that neither party is in default to the other in the performance of any of the obligations owed by either of them to the other. The Agreement, as amended by this Amendment no. 6, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment no. 6 as of the date first above written..


LATITUDE LICENSING CORP.     I.C. ISAACS & COMPANY L.P.

By:      /s/ Pierre Martin   By: I.C. Isaacs & Company, Inc., its General
    -----------------------      Partner
Name:    Pierre Martin
Title:   Vice President      By:      /s/ Robert J. Conologue
       --------------------      ----------------------------
                                      Robert J. Conologue, EVP/CFO


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